                                   ----------
                       SECURITIES AND EXCHANGE COMMISSION

                             Washington, D.C. 20549
                                   ----------

                                  FORM 8-K/A-2

  AMENDMENT TO CURRENT REPORT ON FORM 8-K FOR REPORT DATED SEPTEMBER 10, 2002

                       Pursuant to Section 13 or 15(d) of
                       the Securities Exchange Act of 1934
                                   ----------

                          Bongiovi Entertainment, Inc.
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             (Exact name of registrant as specified in its charter)

                                     Nevada
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                 (State or other jurisdiction of incorporation)

       0-23365                                           33-0840184
------------------------                       ---------------------------------
(Commission File Number)                       (IRS Employer Identification No.)

649 SW Whitmore Drive, Port Saint Lucie, Florida            334984
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(Address of principal executive offices)                    (Zip Code)

Registrant's telephone number, including area code:  (772) 879-0578
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         The Registrant has previously filed its Current Report on Form 8-K/A with certain financial information required by Item 7 of such Form 8-K. The Registrant hereby amends the Current Report on Form 8-K/A to file such amended financial information for the nine months period ended September 30, 2002 .

ITEM 7. FINANCIAL STATEMENTS, PRO FORMA FINANCIAL INFORMATION AND EXHIBITS.

         (a)

                  Consolidated Balance Sheet as of September 30, 2002 (unaudited and restated).

                  Consolidated Statements of Operations for the nine months ended September 30, 2002 (unaudited and restated).

                  Consolidated Statement of Shareholders' Equity for the nine months ended September 30, 2002 (unaudited and restated).

                  Consolidated Statements of Cash Flows for the nine months ended September 30, 2002 (unaudited and restated).

                  Notes to Consolidated Financial Statements.

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                                   SIGNATURES

         Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

Dated: May 14, 2003                    BONGIOVI ENTERTAINMENT, INC.

                                       By: /s/ Robert E. Simmons
                                           -------------------------------------
                                           Robert E. Simmons
                                           Chief Executive Officer and President

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                          BONGIOVI ENTERTAINMENT, INC.
                          (A DEVELOPMENT STAGE COMPANY)
                                  BALANCE SHEET
                               SEPTEMBER 30, 2002
                                   (RESTATED)
                                   (UNAUDITED)

                                     ASSETS

CURRENT ASSETS
  Cash                                                              $     7,098
  Receivable from officer                                                22,500
  Advance royalties                                                     276,883
                                                                    ------------
    Total current assets                                            $   306,481
                                                                    ============

                     LIABILITIES AND STOCKHOLDERS' (DEFICIT)

CURRENT LIABILITIES
  Due to shareholders                                               $   266,825
  Convertible debentures                                                127,000
  Loans payable                                                          50,000
  Note payable                                                          600,000
  Accrued expenses - shareholders                                        11,392
  Accounts payable and accrued expenses                                  54,207
                                                                    ------------
      Total current liabilities                                       1,109,424
                                                                    ------------

STOCKHOLDERS' (DEFICIT)
  Preferred stock, no par value, 1,000,000 shares
   authorized                                                                --
  Common stock, $.001 par value, non-voting
   8,000,000 shares authorized                                               --
  Common stock, $.001 par value, voting
   8,000,000 shares authorized,
   8,000,000 shares issued and outstanding                                8,000
  Additional paid in capital                                            450,000
  (Deficit) accumulated during the development stage                 (1,260,943)
                                                                    ------------
                                                                       (802,943)
                                                                    ------------
                                                                    $   306,481
                                                                    ============

             See the accompanying notes to the financial statements.

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

                                              BONGIOVI ENTERTAINMENT, INC.
                                              (A DEVELOPMENT STAGE COMPANY)
                                                 STATEMENTS OF OPERATIONS
                                   NINE MONTHS ENDED SEPTEMBER 30, 2002 AND 2001, AND
                              THE PERIOD FROM INCEPTION (MAY 8, 2000) TO SEPTEMBER 30, 2002
                                                       (UNAUDITED)

                                                                                      Inception to
                                                                                      September 30,
                                                        2002              2001            2002
                                                   -------------     -------------    -------------
                                                     (Restated)                         (Restated)
REVENUE
   Net sales                                       $         --      $         --     $         --
                                                   -------------     -------------    -------------

OPERATING COSTS AND EXPENSES
   General and administrative                           891,471           174,608        1,243,767
                                                   -------------     -------------    -------------

OTHER EXPENSES:
   Interest expense                                      11,565             3,200           17,176
                                                   -------------     -------------    -------------

NET (LOSS)                                         $   (903,036)     $   (177,808)    $ (1,260,943)
                                                   =============     =============    =============

PER SHARE INFORMATION (basic and fully diluted)

Weighted average common shares outstanding            8,000,000         8,000,000        8,000,000
                                                   =============     =============    =============

(Loss) per share                                   $      (0.11)     $      (0.02)    $      (0.16)
                                                   =============     =============    =============

                  See the accompanying notes to the financial statements.

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

                                    BONGIOVI ENTERTAINMENT, INC.
                                    (A DEVELOPMENT STAGE COMPANY)
                                CONSOLIDATED STATEMENTS OF CASH FLOWS
                         NINE MONTHS ENDED SEPTEMBER 30, 2002 AND 2001, AND
                    THE PERIOD FROM INCEPTION (May 8, 2000) TO SEPTEMBER 30, 2002
                                             (UNAUDITED)

                                                                                Inception to
                                                                                September 30,
                                                    2002            2001            2002
                                                 ----------      ----------      ----------
                                                 (Restated)                      (Restated)
Cash flow from operating activities:
  Net cash (used in) operating activities        $(185,847)      $(100,023)      $(217,704)
                                                 ----------      ----------      ----------

Cash flows from investing activities:
  Net cash provided by investing activities             --              --              --
                                                 ----------      ----------      ----------

Cash flows from financing activities:
  Net cash provided by financing activities        192,802         105,200         224,802
                                                 ----------      ----------      ----------

Increase in cash                                     6,955           5,177           7,098

Cash -  beginning of period                            143              --              --
                                                 ----------      ----------      ----------

Cash - end of period                             $   7,098       $   5,177       $   7,098
                                                 ==========      ==========      ==========

                See the accompanying notes to the financial statements.

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                          Bongiovi Entertainment, Inc.
                          (A Development Stage Company)
                          Notes to Financial Statements
                               September 30, 2002
                                   (Unaudited)

(1)      Basis Of Presentation

The accompanying unaudited financial statements have been prepared in accordance with accounting principles generally accepted in the United States of America ("GAAP") for interim financial information. They do not include all of the information and footnotes required by GAAP for complete financial statements. In the opinion of management, all adjustments (consisting only of normal recurring adjustments) considered necessary for a fair presentation have been included. The results of operations for the periods presented are not necessarily indicative of the results to be expected for the full year. For further information refer to the financial statements of Bongiovi Entertainment, Inc. as of December 31, 2001.

(2)      Acquisitions

During September 2002 Interruption Television, Inc. (ITV) issued 16,000,000 shares of its common stock to the shareholders of the Bongiovi Entertainment, Inc. (Bongiovi) in exchange for all of the issued and outstanding common shares of Bongiovi pursuant to an Agreement and Plan of Reorganization. In addition, ITV issued 73,411 shares of common stock for services related to the reorganization. Concurrent with the exchange of shares, ITV changed its name to Bongiovi Entertainment, Inc.

This acquisition of Bongiovi, the accounting acquirer, by ITV a non-operating entity, is considered in substance a capital transaction by the issuance of 3,926,589 shares of common stock by Bongiovi for all of the issued and outstanding common shares of ITV, and will be accounted for as a reverse acquisition, and no goodwill or other intangible assets will be recorded. On this basis, the historical financial statements as of and prior to the acquisition date will represent the operations of Bongiovi.

(3)      Earnings Per Share

The Company calculates net income (loss) per share as required by SFAS No. 128, "Earnings per Share." Basic earnings (loss) per share is calculated by dividing net income (loss) by the weighted average number of common shares outstanding for the period. Diluted earnings (loss) per share is calculated by dividing net income (loss) by the weighted average number of common shares and dilutive common stock equivalents outstanding. During the periods presented common stock equivalents were not considered, as their effect would be anti dilutive.

(4)      Related Parties

Through September 2002 shareholders of the Company advanced the Company an aggregate of $266,825. These advances bear interest at 6% per annum and are due on demand.

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(5)      Notes Payable

During August and September 2002 the Company borrowed $50,000 pursuant to demand notes with interest at 8% per annum.

In conjunction with the recapitalization of the Company in September 2002 (see
Note 2) the Company incurred debt for services provided pursuant to a promissory note in the amount of $600,000 with interest at 8% per annum exclusive of interest charged for late payments. The note is payable in monthly installments commencing on November 10, 2002. Each payment shall be the greater of $100,000 or 20% of the net equity proceeds received by the Company in the period since the last payment date. The balance of the note is due on April 30, 2003. The holder is entitled to convert any unpaid principal at April 30, 2003 into common shares of the Company at a conversion price equal to 70% of the average closing bid price of the Company's common stock for the 10 lowest of the 30 days preceding the conversion date. To date no payments have been made.

(6)      Convertible Debentures

Through September 2002 the Company borrowed an aggregate of $127,000 pursuant to the issuance of convertible debentures. The debentures bear interest at a rate of 8% per annum and are due 1 year from the date of issuance. An aggregate of $32,000 of the debentures are in default and are convertible into 12,800 shares of the Company's common stock at the option of the holder and an aggregate of $95,000 of the debentures are due between April 2003 and August 2003 and are convertible into 19,000 shares of the Company's common stock at the option of the holder.

(7)      Stockholders' (Deficit)

During the period ended September 30, 2002 and from inception to September 30, 2002 officers of the Company contributed an aggregate of $150,000 and $450,000 in unpaid salaries to the capital of the Company.

(8)      Going Concern

The Company's financial statements are presented on a going concern basis, which contemplates the realization of assets and satisfaction of liabilities in the normal course of business.

The Company has experienced a significant loss from operations as a result of its investment necessary to achieve its operating plan, which is long-range in nature. For the period ended September 30, 2002 and from inception, the Company incurred net losses of $903,036 and $1,260,943 and has working capital and stockholder deficits of $802,943 at September 30, 2002.

The Company's ability to continue as a going concern is contingent upon its ability to attain profitable operations and secure financing. In addition, the Company's ability to continue as a going concern must be considered in light of the problems, expenses and complications frequently encountered by entrance into established markets and the competitive environment in which the Company operates.

The Company is pursuing equity financing for its operations. Failure to secure such financing or to raise additional capital or borrow additional funds may result in the Company depleting its available funds and not being able pay its obligations.

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The financial statements do not include any adjustments to reflect the possible future effects on the recoverability and classification of assets or the amounts and classification of liabilities that may result from the possible inability of the Company to continue as a going concern.

(9)      Correction of An Error

During April 2003 the Company determined that a certain note in the amount of $600,000 had not been recorded on its books (see Note 5).

The accompanying financial statements have been restated to reflect the above correction. The adjustment increased the net loss for the nine months ended September 30, 2002 as previously reported from $(303,036) to $(903,036) or $(.08) per share.

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